RYDEX SERIES FUNDS

                         SUPPLEMENT DATED MARCH 14, 2008
                                     TO THE

              RYDEX SERIES FUNDS PROSPECTUSES DATED AUGUST 1, 2007;
           RYDEX SERIES FUNDS PROSPECTUSES DATED AUGUST 31, 2007; AND
             RYDEX SERIES FUNDS PROSPECTUSES DATED FEBRUARY 22, 2008
                           AND ALL SUPPLEMENTS THERETO

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX SERIES FUNDS PROSPECTUSES LISTED ABOVE (THE "PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

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Effective immediately,  the "Portfolio Management" section in each Prospectus is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Mike Byrum, President and Chief Investment Officer ("CIO") of Rydex Investments, leads the Portfolio Department. Mr. Byrum's senior management team, called the Investment Leadership Team ("ILT"), consists of five investment professionals that are responsible for overseeing different functions within the Portfolio Department. In addition to Mr. Byrum, those members include Michael Dellapa as the Director of Alternative Investment Strategies, Douglas Holmes as the Director of Stock Selection and Asset Allocation, David Reilly as the head of Portfolio Strategies, and Stephen Sachs as the Director of Trading. The role of the ILT is to set the overall policies of the Portfolio Department with respect to investment strategies and business development. The remainder of the Portfolio Department reports to the members of the ILT, and consists of a team of approximately 15 investment professionals that focus on research, trading, and implementing the portfolios.

On a day-to-day basis the following four individuals are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and CIO of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa, Harder, and Holmes. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse OTC Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice
President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund (except for the Absolute Return Strategies, Commodities Strategy, Essential Portfolio, Hedged Equity, High Yield Strategy, International Rotation, Inverse High Yield Strategy, Managed Futures Strategy, and Russell 2000(R) Funds) since September 2005. He has co-managed the Absolute Return Strategies, Commodities Strategy, Essential Portfolio, Hedged Equity, High Yield Strategy, International Rotation, Inverse High Yield Strategy, Managed Futures Strategy, and Russell 2000(R) Funds since each Fund's inception.

RYAN A. HARDER, CFA, Senior Portfolio Manager - Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed each Fund since March 2008.

DOUGLAS HOLMES, CFA, Director of Stock Selection and Asset Allocation - As the Director of Stock Selection and Asset Allocation, Mr. Holmes oversees the development and daily maintenance of the stock selection and asset allocation methodologies employed by the Rydex Funds. While Mr. Holmes is involved in the management of all of the Rydex Funds, he focuses on the management of the Alternative Investment, Essential Portfolio and Sector Funds. Mr. Holmes first became associated with Rydex as a consultant in September 2004. In October 2005, Mr. Holmes accepted a permanent position as the Strategic Advisor and in September 2007 was named the Director of Stock Selection and Asset Allocation. Mr. Holmes has been a member of the ILT since its inception. Prior to his association with Rydex, Mr. Holmes was a 20-year veteran of State Street Global Advisors as the department head of the US Indexing Department, the US Active Department, and finally the Global Enhanced Department. He holds a BS degree in mathematics from Northeastern University. Mr. Holmes has co-managed each Fund since March 2008.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the applicable Statement of Additional Information for each Fund.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


SER-1-SUP8